Cade Industries, Inc.

                              * * *

                          Exhibit Index

                               to

          Current Report on Form 8-K dated May 1, 1995


Exhibit                            Incorporated Herein       Filed
Number    Description                by Reference To:       Herewith

16.1      Letter from Ernst &                                  X
          Young, LLP (former
          independent accountants)